UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of Earliest
Event Reported): May 1, 2003

CHIQUITA BRANDS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-1550 (Commission File Number)	04-1923360 (IRS Employer Identification No.)

250 East Fifth Street, Cincinnati, Ohio 45202
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(513) 784-8000

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure (provides information required by Item 12. Results of Operations and Financial Condition)

In accordance with the March 27, 2003 interim filing guidance of the Securities and Exchange Commission, the following information and exhibit are being provided under Item 12 of Form 8-K.

On May 1, 2003, Chiquita Brands International, Inc. issued a press release to report first quarter 2003 results and related matters. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit and the information set forth therein and herein are furnished to the Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2003	CHIQUITA BRANDS INTERNATIONAL, INC.

By: /s/ William A. Tsacalis William A. Tsacalis Vice President and Controller